AGREEMENT AND PLAN OF SHARE EXCHANGE among UCS Fomento Commercial S.A, a Brazilian corporation ("Fomento"), UCS FINANCIAL, INC., a Delaware corporation ("FINANCIAL") and Livorno Investments S.A. (referred to herein as the "Shareholders"), being the owners of record of 99.94% of the issued and outstanding stock of Fomento.

      Whereas, UCS FINANCIAL wishes to acquire and the Shareholders wish to transfer 99.94% of the issued and outstanding securities of FOMENTO in a transaction intended to qualify as a reorganization within the meaning of Section368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Exchange").

      Now, therefore, FOMENTO, UCS FINANCIAL, and the Shareholders adopt this plan of reorganization and agree as follows:

      1. EXCHANGE OF STOCK

      1.1. NUMBER OF SHARES. The Shareholders agree to transfer to UCS FINANCIAL at the Closing 99.94% of the shares of FOMENTO which is currently 3,572,044 shares, in exchange for an aggregate of 17,860,220 shares of voting common stock of UCS FINANCIAL, $.001 par value per share, to be issued to Shareholders or its designees and assignees as set forth hereto as EXHIBIT A.

      1.2. EXCHANGE OF CERTIFICATES. Each holder of an outstanding certificate or certificates theretofore representing shares of FOMENTO shall transfer such certificate(s) for ownership to UCS FINANCIAL, and shall receive, or its designees shall receive, in exchange as follows: an aggregate of 17,860,220 shares of UCS FINANCIAL Common Stock (5 shares of UCS FINANCIAL for every one share of FOMENTO). The transfer of FOMENTO ownership by the Shareholders shall be effected by the delivery to UCS FINANCIAL at the closing of evidence that such shares have been registered in Brazil with the required governmental authorities.

      1.4. FURTHER ASSURANCES. At the Closing and from time to time thereafter, the Shareholders shall execute such additional instruments and take such other action as UCS FINANCIAL may request in order more effectively to sell, transfer, and assign the transferred stock to UCS FINANCIAL and to confirm UCS FINANCIAL's title thereto.

      2. CLOSING

      2.1. DATE AND PLACE. The Closing contemplated herein shall be held at the offices of the Company's attorney provided for herein without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. The date of Closing may be accelerated or extended by agreement of the parties.

      2.2. EXECUTION OF DOCUMENTS. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.

      4. REPRESENTATIONS AND WARRANTIES OF FOMENTO

      The Shareholders of FOMENTO represent and warrant as follows:

      4.1. CORPORATE ORGANIZATION AND GOOD STANDING. FOMENTO is a corporation duly organized, validly existing, and in good standing under the laws of Brazil, and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

      4.2. CAPITALIZATION. FOMENTO 's authorized capital stock consists of 3,572,044 shares which are issued and outstanding to a total of two entities / individuals.

      4.3. ISSUED STOCK. All the outstanding shares of its shares are duly authorized and validly issued, fully paid and non-assessable.

      4.4. STOCK RIGHTS. Except as may be set out by attached schedule, there are no stock grants, options, rights, warrants or other rights to purchase or obtain FOMENTO shares.

      4.5. FINANCIAL STATEMENTS. Copies of FOMENTO's financial statements for the years ended December 31, 2002 and 2003 will have been delivered by FOMENTO to UCS FINANCIAL fairly present the financial condition of FOMENTO as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

      4.6. ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in the FOMENTO Financial Statements, FOMENTO did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

      4.7. LITIGATION. Except as may be set out by attached schedule, there is not, to the knowledge of the Shareholders of FOMENTO, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against FOMENTO or against any of its officers.

      4.8. TITLE. Except as may be set out by attached schedule, FOMENTO has good and marketable title to all the real property and good and valid title to all other property included in the FOMENTO Financial Statements. Except as set out in the balance sheet thereof, the properties of FOMENTO are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of FOMENTO .

      4.9. TAX RETURNS. EXCEPT AS SET FORTH IN THE ATTACHED SCHEDULE 4.9, all required tax returns for federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by FOMENTO for all years for which such returns are due unless an extension for filing any such return has been filed. The provisions for federal and state taxes reflected in the FOMENTO Financial Statements are adequate to cover any such taxes that may be assessed against FOMENTO in respect of its business and its operations during the periods covered by the FOMENTO Financial Statements and all prior periods.

      4.10. NO VIOLATION. Consummation of the Exchange will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of FOMENTO is subject or by which FOMENTO is bound.

      5. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

      The Shareholders, individually and separately, represent and warrant as follows:

      5.1. TITLE TO SHARES. The Shareholders, and each of them, are the owners, free and clear of any liens and encumbrances, of the number of FOMENTO shares which are listed in the attached Exhibit A and which they have contracted to exchange.

      5.2. LITIGATION. EXCEPT AS SET FORTH IN THE ATTACHED SCHEDULE 5.2, there is no litigation or proceeding pending, or to each Shareholder's knowledge threatened, against or relating to shares of FOMENTO held by the Shareholders.

      6. REPRESENTATIONS AND WARRANTIES OF ESHEL

      UCS FINANCIAL represents and warrants as follows:

      6.1. CORPORATE ORGANIZATION AND GOOD STANDING. UCS FINANCIAL is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

      6.2. CAPITALIZATION. UCS FINANCIAL's authorized capital stock consists of 100,000,000 shares of common stock, $.001 par value per share, of which no shares are issued and outstanding as of December 1, 2004, and no shares of preferred stock.

      6.3. ISSUED STOCK. All the outstanding shares of its common stock are duly authorized and validly issued, fully paid and non-assessable.

      6.4. STOCK RIGHTS. Except as may be set out by attached schedule, there are no stock grants, options, rights, warrants or other rights to purchase or obtain UCS FINANCIAL common or preferred stock issued or committed to be issued.

      6.5. CORPORATE AUTHORITY. UCS FINANCIAL has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this agreement and all other agreements and instruments related to this agreement.

      6.6. AUTHORIZATION. Execution of this agreement has been duly authorized and approved by UCS FINANCIAL's board of directors.

      6.7. SUBSIDIARIES. Except as may be set out by attached schedule, UCS FINANCIAL has no subsidiaries.

      6.8. LITIGATION. Except as may be set out by attached schedule, there is not, to the knowledge of UCS FINANCIAL any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against UCS FINANCIAL or against any of its officers.

      6.9. CONTRACTS. Except as may be set out by attached schedule, UCS FINANCIAL is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this agreement.

      6.10. TITLE. Except as may be set out by attached schedule, UCS FINANCIAL has good and marketable title to all the real property and good and valid title to all other property included in the UCS FINANCIAL Financial Statements. Except as set out in the balance sheet thereof, the properties of UCS FINANCIAL are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of UCS FINANCIAL.

      6.11. NO VIOLATION. Consummation of the Exchange will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of UCS FINANCIAL is subject or by which UCS FINANCIAL is bound.

      7. CONDUCT OF FOMENTO PENDING THE CLOSING. FOMENTO covenants that between the date of this agreement and the Closing:

      7.1. No change will be made in FOMENTO 's certificate of incorporation or bylaws.

      7.2. FOMENTO will not make any change in its authorized or issued capital stock, declare or pay any dividend or other distribution or issue, encumber, purchase, or otherwise acquire any of its capital stock other than as provided herein.

      7.3. FOMENTO will use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

      8. CONDUCT PENDING THE CLOSING

      UCS FINANCIALFOMENTO and the Shareholders covenant that between the date of this agreement and the Closing as to each of them:

      8.1. No change will be made in the charter documents, by-laws, or other corporate documents of UCS FINANCIAL or FOMENTO.

      8.2. FOMENTO and UCS FINANCIAL will use their best efforts to maintain and preserve their business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

      8.3. None of the Shareholders will sell, transfer, assign, hypothecate, lien, or otherwise dispose or encumber the FOMENTO shares of common stock owned by them.

      9. CONDITIONS PRECEDENT TO OBLIGATION OF FOMENTO AND THE SHAREHOLDERS

      FOMENTO 's and the Shareholders' obligation to consummate the Exchange shall be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing or by acceptance of UCS FINANCIAL's shares by the Shareholders:

      9.1. ESHEL'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of UCS FINANCIAL set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

      9.2. ESHEL'S COVENANTS. UCS FINANCIAL shall have performed all covenants required by this agreement to be performed by it on or before the Closing.

      9.3. BOARD OF DIRECTOR APPROVAL. This Agreement shall have been approved by the Board of Directors of UCS FINANCIAL.

      10. CONDITIONS PRECEDENT TO OBLIGATION OF ESHEL

      UCS FINANCIAL's obligation to consummate the Exchange shall be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing or by acceptance of FOMENTO's shares by UCS FINANCIAL:

      10.1. UCS FINANCIAL AND THE SHAREHOLDERS' REPRESENTATIONS AND WARRANTIES. The representations and warranties of FOMENTO and the Shareholders set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

      10.2. UCS FINANCIAL AND THE SHAREHOLDERS' COVENANTS. FOMENTO and the Shareholders shall have performed all covenants required by this agreement to be performed by them on or before the Closing.

      10.3. BOARD OF DIRECTOR APPROVAL. This Agreement shall have been approved by the Board of Directors of FOMENTO.

      10.4. SHAREHOLDER EXECUTION. This Agreement shall have been executed by the required number of shareholders of FOMENTO.

      10.5. SUPPORTING DOCUMENTS OF UCS FINANCIAL. FOMENTO shall have delivered to UCS FINANCIAL supporting documents in form and substance reasonably satisfactory to UCS FINANCIAL to the effect that:

      (a) FOMENTO is a corporation duly organized, validly existing, and in good standing;

      (b) FOMENTO's capital stock is as set forth herein;

      (c) Executed copies of the resolutions of the board of directors of FOMENTO authorizing the execution of this agreement and the consummation hereof;

      11. SHAREHOLDERS' REPRESENTATIVE. The Shareholders hereby irrevocably designate and appoint Daniel Ollech as their agent and attorney in fact ("Shareholders' Representative") with full power and authority until the Closing to execute, deliver, and receive on their behalf all notices, requests, and other communications hereunder; to fix and alter on their behalf the date, time, and place of the Closing; to waive, amend, or modify any provisions of this agreement, and to take such other action on their behalf in connection with this agreement, the Closing, and the transactions contemplated hereby as such agent or agents deem appropriate; provided, however, that no such waiver, amendment, or modification may be made if it would decrease the number of shares to be issued to the Shareholders hereunder or increase the extent of their obligation to indemnify UCS FINANCIAL hereunder.

      12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of FOMENTO , the Shareholders and UCS FINANCIAL set out herein shall survive the Closing.

      13. ARBITRATION

      13.1. SCOPE. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association within the District of Columbia.

      13.2. CONSENT TO JURISDICTION, SITUS AND JUDGEMENT. The parties hereby irrevocably consent to the jurisdiction of the American Arbitration Association and the situs of the arbitration (and any requests for injunctive or other equitable relief) within the District of Columbia. Any award in arbitration may be entered in any domestic or foreign court having jurisdiction over the enforcement of such awards.

      13.3. APPLICABLE LAW. The law applicable to the arbitration and this agreement shall be that of the State of Delaware, determined without regard to its provisions which would otherwise apply to a question of conflict of laws.

      13.4. DISCLOSURE AND DISCOVERY. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters which are the subject of the arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.

      13.5. RULES OF LAW. Regardless of any practices of arbitration to the contrary, the arbitrator will apply the rules of contract and other law of the jurisdiction whose law applies to the arbitration so that the decision of the arbitrator will be, as much as possible, the same as if the dispute had been determined by a court of competent jurisdiction.

      13.6. FINALITY AND FEES. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law or the failure of the arbitrator to adhere to the arbitration provisions contained in this agreement. Each party to the arbitration shall pay its own costs and counsel fees except as specifically provided otherwise in this agreement.

      13.7. MEASURE OF DAMAGES. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and\or securities issued or to be issued and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

      13.8. COVENANT NOT TO SUE. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

      13.9. INTENTION. It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, whether in regard to this agreement or any other matter, from whatever cause, based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief. This agreement shall be interpreted in conformance with this stated intent of the parties and their affiliates.

      13.10. SURVIVAL. The provisions for arbitration contained herein shall survive the termination of this agreement for any reason.

      14. GENERAL PROVISIONS.

      14.1. FURTHER ASSURANCES. From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this agreement.

      14.2. WAIVER. Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

      14.3. BROKERS. Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

      14.4. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

If to UCS FINANCIAL to:

UCS FINANCIAL INC.


If to FOMENTO, to:


If to the Shareholders, to:
Livorno Investments SA
96 Derech Hachoresh
Jerusalem, Israel


      14.5. GOVERNING LAW. This agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

      14.6. ASSIGNMENT. This agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this agreement without the written consent of the other party shall be void.

      14.7. COUNTERPARTS. This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

      14.8. EXCHANGE AGENT AND CLOSING DATE. The Closing shall take place upon the fulfillment by each party of all the conditions of the Closing required herein, but not later than 15 days following execution of this agreement unless extended by mutual consent of the parties.

      14.9. REVIEW OF AGREEMENT. Each party acknowledges that it has had time to review this agreement and, as desired, consult with counsel. In the interpretation of this agreement, no adverse presumption shall be made against any party on the basis that it has prepared, or participated in the preparation of, this agreement.

      14.10. SCHEDULES. All schedules attached hereto, if any, shall be acknowledged by each party by signature or initials thereon.

      14.11. EFFECTIVE DATE. This effective date of this agreement shall be December 10, 2004.

      IN WITNESS WHEREOF, the parties have executed this Agreement.


UCS FINANCIAL, INC.

/s/ DANIELA OVALLE LUPETTI

By
  ---------------------------

Name: DANIELA OVALLE LUPETTI
Title: President



UCS FOMENTO COMMERCIAL SA
By:
/s/ DANIELA OVALLE LUPETTI

-----------------------------
Name: DANIELA OVALLE LUPETTI
Title: Executive Director



SHAREHOLDERS:

LIVORNO INVESTMENTS LTD.

/s/ Daniel Ollech
By:
-----------------------------
Name: Daniel Ollech
Title: Principal

SCHEDULE 4.9

TAX LIABILITIES


NONE

SCHEDULE 5.2

OUTSTANDING LITIGATION



NONE

EXHIBIT A

List of designees/ assignees of Livorno Investments, Ltd.